Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,025,191.11
Previously Paid Amount	0
Total Fee Amount	3,218.96
Total Offset Amount	0
Net Fee	$ 3,218.96